SECURITY AGREEMENT
                               ------------------



      SECURITY AGREEMENT, dated as of February 12, 2002, among Vicon Industries, Inc, a New York corporation (the "Borrower"), 89 Arkay Drive, Hauppauge, New York 11788, each of the Domestic Subsidiaries of Borrower from time to time party hereto (each, a "Guarantor" and collectively the "Guarantors") and Washington Mutual Bank, FA (the "Lender"), 1377 Motor Parkway, Islandia, New York 11749.

      Reference is made to the Credit Agreement dated as of July 20, 1998 between Borrower and Lender's predecessor, KeyBank National Association, as amended on February 12, 2002, and as further amended, supplemented or otherwise modified from time to time (the "Credit Agreement").

      The Lender has agreed to make Loans, and otherwise extend credit to Borrower pursuant to the Credit Agreement. Each of the Guarantors has guaranteed, among other things, all the obligations of Borrower under the Loan Documents. The obligations of Lender to make Loans and otherwise extend credit are conditioned upon, among other things, the execution and delivery of this agreement in the form hereof to secure the Obligations.

      Accordingly, Borrower, the Guarantors and Lender hereby agree as follows:

Section 1.  Definitions
            ------------

            Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

            As used herein, the following terms shall have the following meanings:

            "Account Debtor": as defined in the NYUCC.

            "Accounts": as defined in the NYUCC.

            "Accounts Receivable": all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

            "Chattel Paper": as defined in the NYUCC.

            "Collateral": with respect to any Grantor, all personal property of every kind and nature, wherever located, whether now owned or hereafter acquired or arising, and all Proceeds and products thereof, including, without limitation, all (i) Accounts Receivable, (ii) Equipment, (iii) General Intangibles, (iv) Inventory, (v) Instruments, (vi) Pledged Equity, (vii) Documents, (xiii) Chattel Paper (whether tangible or electronic), (ix) Deposit Accounts, (x) Letter of Credit Rights (whether or not the letter of credit is evidenced in writing), (xi) Commercial Tort Claims, (xii) Supporting Obligations, (xiii) any other contract rights or rights to the payment of money,
(xiv) insurance claims and proceeds, (xv) tort claims and (xvi) unless otherwise agreed upon in writing by such Grantor and Lender, other property owned or held by or on behalf of such Grantor that may be delivered to and held by Lender pursuant to the terms hereof. Notwithstanding anything to the contrary in any Loan Document, for purposes hereof, the term "Collateral" shall not include any right under any General Intangible if the granting of a security interest therein or an assignment thereof would violate any enforceable provision of such General Intangible.

            "Commercial Tort Claims": as defined in the NYUCC.

            "Deposit Accounts": as defined in the NYUCC.

            "Documents":  as defined in the NYUCC.

            "Equipment": as defined in the NYUCC, and shall include, without limitation, all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor.

            "Equity Interests": with respect to (i) a corporation, the capital stock thereof, (ii) a partnership, any partnership interest therein, including all rights of a partner in such partnership, whether arising under the partnership agreement of such partnership or otherwise, (iii) a limited liability company, any membership interest therein, including all rights of a member of such limited liability company, whether arising under the limited liability company agreement of such limited liability company or otherwise or
(iv) any other firm, association, trust, business enterprise or other entity, any equity interest therein or any other interest therein that entitles the holder thereof to share in the net assets, revenue, income, earnings or losses thereof or to vote or otherwise participate in any election of one or more members of the managing body thereof, and all warrants and options in respect of any of the foregoing and all other securities that are convertible or exchangeable therefor.

            "General Intangibles": as defined in the NYUCC, and shall include, without limitation, all corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, interest rate protection agreements and other agreements), goodwill, registrations, franchises, tax refund claims, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

            "Grantor" or "Grantors" means individually Borrower and each Domestic Subsidiary, each Subsidiary which becomes a party hereto, and collectively all of them.

             "Inventory": as defined in the NYUCC, and shall include, without limitation, all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

            "Letter of Credit Rights": as defined in the NYUCC.

            "NYUCC": the UCC as in effect from time to time in the State of New York.

            "Obligations": (i) the due and punctual payment of (x) principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, under the Credit Agreement or the other Loan Documents, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (y) all other monetary obligations, including specifically but without limitation loans to Borrower secured by mortgages on its real property located at 89 Arkay Drive, Hauppauge, New York ("Mortgage Debt"), all other fees, commissions, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Borrower or any Guarantor to Lender and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of Borrower or any Guarantor to Lender under or pursuant to the Credit Agreement and the other Loan Documents, the Mortgage Debt or otherwise.

            "Pledged Equity" means, with respect to any Grantor, all right, title and interest of such Grantor in any Equity Interests, whether now or hereafter acquired or arising in the future, including specifically and with limitation Borrower's ownership of Equity in the other Grantors.

             "Proceeds": as defined in the NYUCC, and shall include, without limitation, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, including (i) subject to Section 6, all rights and privileges with respect to, and all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, any of the Pledged Equity and (ii) any and all other amounts from time to time paid or payable under or in connection with the Collateral.

             "Security Interest":  as defined in Section 2(a).

            "Supporting Obligations":  as defined in the NYUCC.

            "UCC": with respect to any jurisdiction, the Uniform Commercial Code as from time to time in effect in such jurisdiction.

Section 2.  Grant of Security Interest; No Assumption of Liability
            ------------------------------------------------------

            (a) As security for the payment or performance, as applicable, in full of the Obligations, each of the Grantors hereby bargains, sells, conveys, assigns, sets over, pledges, hypothecates and transfers to Lender, and hereby grants to Lender a security interest in, all of the right, title and interest of such Grantor in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, Lender is hereby authorized to file one or more financing statements, continuation statements, recordation filings or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each of the Grantors, without the signature of any Grantor, and naming any Grantor or the Grantors, as applicable, as debtors and Lender as secured party.

            (b) The Security Interest is granted as security only and shall not subject Lender to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

Section 3.  Delivery of the Collateral
            --------------------------

            Each of the Grantors agrees promptly to deliver or cause to be delivered to Lender any and all certificates, ledger sheets and documents covering, evidencing, representing or relating to any of the Pledged Equity, or any other amount that becomes payable under or in connection with any other Collateral owned or held by or on behalf of such Grantor, in each case accompanied by (i) in the case of any chattel paper, instruments or stock certificates, stock powers duly executed in blank or other instruments of transfer satisfactory to Lender and such other instruments and documents as Lender may reasonably request and (ii) in all other cases, proper instruments of assignment duly executed by such Grantor and such other instruments or documents as Lender may reasonably request.

Section 4.  Representations and Warranties
            ------------------------------

            Each of the Grantors, jointly with the others and severally, represents and warrants to Lender that:

            (a) Such Grantor has good and valid rights in and title to the Collateral and has full power and authority to grant to Lender the Security Interest in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Security Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

            (b) The information set forth on Exhibit A is correct and complete.

            (c) The Security Interest constitutes (i) a legal and valid Lien on and security interest in all of the Collateral securing the payment and performance of the Obligations, (ii) subject to (A) filing Uniform Commercial Code financing statements, or other appropriate filings, recordings or registrations containing a description of the Collateral owned or held by or on behalf of such Grantor (including, without limitation, a counterpart or copy of this Security Agreement) in each applicable governmental, municipal or other office and (B) the delivery to Lender of any instruments or certificated securities included in such Collateral, a perfected security interest in such Collateral to the extent that a security interest may be perfected by filing, recording or registering a financing statement or analogous document, or by Lender's taking possession, in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC or other applicable law in such jurisdictions.

            (d) The Security Interest is and shall be prior to any other Lien on any of the Collateral owned or held by or on behalf of such Grantor other than Liens expressly permitted pursuant to the Loan Documents. The Collateral owned or held by or on behalf of such Grantor is so owned or held by it free and clear of any Lien, except for Liens expressly permitted pursuant to the Loan Documents.

            (e) With respect to each Account Receivable: (i) no transaction giving rise to such Account Receivable violated or will violate any applicable federal, state or local law, rule or ordinance, (ii) each such Account Receivable is not subject to terms prohibiting the assignment thereof or requiring notice or consent to such assignment, except for notices and consents that have been obtained and (iii) each such Account Receivable represents a bona fide transaction which requires no further act on such Grantor's part to make such Account Receivable payable by the Account Debtor with respect thereto, and, to the Grantor's knowledge, such Account Receivable is not subject to any offsets or deductions other than credits to customers in the ordinary course of business and does not represent any consignment sales, guaranteed sale, sale or return or other similar understanding or any obligation of any Affiliate of such Grantor.

            (f) With respect to all Inventory: (i) such Inventory is located on the premises identified in Exhibit A, or is Inventory in transit for sale in the ordinary course of business, (ii) no such Inventory is subject to any Lien other than Liens permitted by Section 9.02 of the Credit Agreement, and (iii) except as permitted hereby or by the Credit Agreement, no such Inventory is on consignment or is now stored or shall be stored any time after the Effective Date with a bailee, warehouseman or similar Person.

Section 5.  Covenants
            ----------

            (a) Each of the Grantors shall provide Lender with not less than 15 Banking Days prior written notice of any change (i) in its legal name, (ii) in its jurisdiction of organization or formation, (iii) in the location of its chief executive office or principal place of business, (iv) in its identity or legal or organizational structure or (v) in its organization identification number or its Federal Taxpayer Identification Number and shall execute and deliver to Lender such instruments, agreements and documents as Lender shall reasonably request so that Lender may make all filings under the UCC or otherwise that are required in order for Lender to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral (subject only to Liens expressly permitted to be prior to the Security Interest pursuant to the Loan Documents). Each Grantor shall promptly notify Lender if any material portion of the Collateral owned or held by or on behalf of such Grantor is damaged or destroyed.

            (b) Each of the Grantors shall maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned or held by it or on its behalf as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which it is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of such Collateral, and, at such time or times as Lender may reasonably request, promptly to prepare and deliver to Lender copies of such records a duly certified by an officer of such Grantor.

            (c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 8.08 of the Credit Agreement, Borrower shall deliver to Lender a certificate or confirming that there has been no change in the information set forth on Exhibit A since the date hereof or the date of the most recent certificate delivered pursuant to this paragraph and (ii) certifying that Borrower and the Guarantors are in compliance with all of the terms of this Security Agreement.

            (d) Each of the Grantors shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral owned or held by it or on its behalf against all persons and to defend the Security Interest of Lender in such Collateral and the priority thereof against any Lien not expressly permitted pursuant to the Loan Documents.

            (e) Each of the Grantors shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as Lender may from time to time reasonably request to preserve, protect and perfect the Security Interest granted by it and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with its execution and delivery of this Security Agreement, the granting by it of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.

            (f) The Lender and such persons as Lender may reasonably designate shall have the right, at the cost and expense of the Grantors, and upon reasonable prior notice, at reasonable times and during normal business hours, to inspect all of its records (and to make extracts and copies from such records), to discuss its affairs with its officers and independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral owned or held by it or on its behalf, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors, obligors or the third person possessing such Collateral for the purpose of making such a verification.

            (g) Each of the Grantors shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and such Grantor shall, jointly with the others and severally, indemnify and hold harmless the from and against any and all liability for such performance.

            (h) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral owned or held by it or on its behalf, or shall grant any other Lien in respect of such Collateral, except as expressly permitted by the Loan Documents. Except for the Security Interest, no Grantor shall make or permit to be made any transfer of such Collateral, and each Grantor shall remain at all times in possession of such Collateral and shall remain the direct owner, beneficially and of record, of the Pledged Equity included in such Collateral, except that prior to the occurrence and during the continuance of an Event of Default, the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Security Agreement, the Credit Agreement or any other Loan Document, including the sale of Inventory or the disposition of Equipment in the ordinary course of business. Without limiting the generality of the foregoing, each Grantor shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold such Inventory subject to the Security Interest and the instructions of Lender and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

            (i) None of the Grantors will, without Lender's prior written consent, grant any extension of the time of payment of any Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices.

            (j) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 8.05 of the Credit Agreement, which insurance shall be against all risks. The Grantors shall not modify any such insurance or reduce amounts payable thereunder without the consent of Lender. All policies covering such insurance (i) shall contain a standard loss payable clause and shall name Lender as sole loss payee in respect of each claim relating to the Collateral and resulting in a payment thereunder and (ii) shall be indorsed to provide, in respect of the interests of Lender, that (A) Lender shall be an additional insured, (B) 30 days' prior written notice of any cancellation thereof shall be given to Lender and (C) if any Grantor at any time or times shall fail to pay any premium in whole or part relating thereto, Lender may, in its sole discretion, pay such premium. Each Grantor irrevocably makes, constitutes and appoints Lender (and all officers, employees or agents designated by Lender) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. If any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, Lender may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as Lender deems advisable. All sums disbursed by Lender in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to Lender and shall be additional Obligations secured hereby.

            (k) Each Grantor shall legend its Accounts Receivable and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to Lender and that Lender has a security interest therein.

            (l) Each Grantor shall: (i) not (and shall cause each of its licensees not to) do any act, or omit to do any act, whereby any patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public; (ii) (and shall cause each of its licensees to) continue to mark any products covered by a patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws; (iii) for each trademark material to the conduct of such Grantor's business, (A) maintain (and shall cause each of its licensees to maintain) such trademark in full force free from any claim of abandonment or invalidity for non-use, (B) maintain (and shall cause each of its licensees to maintain) the quality of products and services offered under such trademark, (C) display (and shall cause each of its licensees to display) such trademark with notice of federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable law and (D) not knowingly use or knowingly permit the use of such trademark in violation of any third party valid and legal rights; (iv) for each work covered by a copyright material to the conduct of such Grantor's business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws; (v) notify Lender promptly if it knows or has reason to know that any patent, trademark or copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of same, its right to register the same, or to keep and maintain the same; and (vi) take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to its patents, trademarks or copyrights (and to obtain the relevant grant or registration) and to maintain each issued patent and each registration of the trademarks and copyrights that is material to the conduct of such Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

Section 6.  Certain Rights as to the Collateral; Attorney-In-Fact
            -----------------------------------------------------

            (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Security Agreement and the other Loan Documents, provided, that such Grantor shall not exercise or refrain from exercising any such right without the prior written consent of Lender if such action or inaction would have a material adverse effect on the value of the Collateral, or any part thereof, or the validity, priority or perfection of the security interests granted hereby or the remedies of Lender hereunder.

                  (ii)Each Grantor shall be entitled to receive and retain any and all dividends, principal, interest and other distributions paid in respect of the Collateral to the extent not prohibited by this Security Agreement or the other Loan Documents, provided, that any and all (A) dividends, principal, interest and other distributions paid or payable other than in cash in respect of, and instruments (other than checks in payment of cash dividends) and other Property received, receivable or otherwise distributed in respect of, or in exchange for, Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral, shall be, and shall forthwith be delivered to Lender to be held as, Collateral and shall, if received by such Grantor, be received in trust for the benefit of Lender, be segregated from the other property of such Grantor, and be forthwith delivered to Lender as Collateral in the same form as so received (with any necessary indorsement or assignment).

                  (iii) The Lender shall execute and deliver (or cause to be executed and delivered) to the Grantors, at the Grantors' expense) all such proxies and other instruments as the Grantors may reasonably request for the purpose of enabling the Grantors to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends, principal or interest payments, or other distributions which it is authorized to receive and retain pursuant to clause (ii) above.

            (b) Upon the occurrence and during the continuance of an Event of Default:

                  (i) All rights of each Grantor to (A) exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall, upon notice to such Grantor by Lender, cease and (B) receive the dividends, principal and interest payments and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in Lender, which shall thereupon have the right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends, principal or interest payments and distributions.

                  (ii)All dividends, principal and interest payments and other distributions which are received by any Grantor contrary to the provisions of
Section 6(b)(i) shall be received in trust for the benefit of Lender, shall be segregated from other funds of such Grantor and shall be forthwith paid over to Lender as Collateral in the same form as so received (with any necessary indorsement).

            (c) If all or any part of the securities or instruments constituting the Collateral are lost, destroyed or wrongfully taken while such securities or instruments are in the possession of Lender, the Grantors shall cause the delivery of new securities or instruments in place of the lost, destroyed or wrongfully taken securities or instruments upon request therefor by Lender without the necessity of any indemnity bond or other security other than Lender's agreement or indemnity therefor customary for security agreements similar to this Security Agreement.

            (d) Each Grantor hereby irrevocably appoints Lender such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time at any time when an Event of Default exists, in Lender's discretion, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

                  (i) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, and to receive, indorse, and collect any drafts or other chattel paper, instruments and documents in connection therewith,

                  (ii)to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral, and

                  (iii) to receive, indorse and collect all instruments made payable to such Grantor representing any dividend, principal payment, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. The powers granted to Lender under this Section constitute a power coupled with an interest which shall be irrevocable by such Grantor and shall survive until all of the Obligations have been indefeasibly paid in full in cash.

            (e) If any Grantor fails to perform any agreement contained herein, Lender, ten days after notice to such Grantor (except that no notice will be required upon and during the continuance of an Event of Default), may itself perform, or cause performance of, such agreement, and the reasonable expenses of Lender incurred in connection therewith shall be payable by the Grantors under
Section 9.

            (f) The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Lender accords its own property.

Section 7.  Remedies upon Default
            ---------------------

            (a) Upon the occurrence and during the continuance of an Event of Default, each of the Grantors shall deliver each item of Collateral to Lender on demand, and Lender shall have in any jurisdiction in which enforcement hereof is sought, in addition to any other rights and remedies, the rights and remedies of a secured party under the NYUCC or the UCC of any jurisdiction in which the Collateral is located, including, without limitation, the right, with or without legal process (to the extent permitted by law) and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass (to the extent permitted by law) to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral (and for that purpose Lender may, so far as the Grantors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the Collateral therefrom) and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each of the Grantors agrees that Lender shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as Lender shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each of the Grantors hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which such Grantor or now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

            (b) Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give to Borrower at least five Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Grantor hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice. Each Grantor hereby waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Lender's rights hereunder, including, without limitation, the right of Lender following an Event of Default to take immediate possession of the Collateral and to exercise Lender's rights with respect thereto.

            (c) Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Lender may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Lender may (in its sole and absolute discretion) determine. The Lender shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Lender until the sale price is paid by the purchaser or purchasers thereof, but Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, Lender may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to Lender from any Grantor as a credit against the purchase price, and Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, (i) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (ii) Lender shall be free to carry out such sale pursuant to such agreement and (iii) none of the Grantors shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after Lender shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, Lender may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

            (d) Any sale pursuant to the provisions of this Section 7 shall be deemed to conform to commercially reasonable standards as provided in Section 9-610 of the NYUCC or the UCC of any other jurisdiction in which Collateral is located or any other requirement of applicable law. Without limiting the foregoing, each Grantor agrees and acknowledges that, to the extent that applicable law imposes duties on Lender to exercise remedies in a commercially reasonable manner, it shall be commercially reasonable for Lender to do any or all of the following: (i) fail to incur expenses deemed significant by Lender to prepare Collateral for disposition or otherwise to complete raw materials or work in process into finished goods or other finished products for disposition;
(ii) fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) fail to exercise collection remedies against Account Debtors or other persons obligated on Collateral or to remove Liens on any Collateral, (iv) exercise collection remedies against Account Debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) contact other Persons, whether or not in the same business as the Grantors, for expressions of interest in acquiring all or any portion of the Collateral, (vii) hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) dispose of Collateral utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have reasonable capability of doing so, or that match buyers and sellers of assets, (ix) disclaim dispositions of warranties, (x) purchase (or fail to purchase) insurance or credit enhancements to insure Lender against risk of loss, collection or disposition of Collateral or to provide to Lender a guaranteed return from the collection or disposition of Collateral, or (xi) to the extent deemed appropriate by Lender, obtain the services of other brokers, investment bankers, consultants and other professionals to assist Lender in the collection or disposition of any of the Collateral. Nothing in this Section 7 shall be construed to grant any rights to the Grantors or to impose any duties on Lender that would not have been granted or imposed by this Security Agreement or applicable law in the absence of this
Section 7 and the parties hereto acknowledge that the purpose of this Section 7 is to provide non-exhaustive indications of what actions or omissions by Lender would be deemed commercially reasonable in the exercise by Lender of remedies against the Collateral and that other actions or omissions by Lender shall not be deemed commercially unreasonable solely on account of not being set forth in this Section 7.

Section 8.  Application of Proceeds of Sale
            -------------------------------

            The Lender shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, first, to the payment of all costs and expenses incurred by Lender in connection with such collection or sale or otherwise in connection with this Security Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of their respective agents and legal counsel, the repayment of all advances made by Lender hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document, second, to the payment in full of the Obligations, and third, to the Grantors, their respective successors or assigns, or as a court of competent jurisdiction may otherwise direct. Lender shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Security Agreement. Upon any sale of the Collateral by Lender (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by Lender or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Lender or such officer or be answerable in any way for the misapplication thereof.

Section 9.  Reimbursement of Lender
            -----------------------

            (a) Each of the Grantors shall, jointly with the other Grantors and severally, pay upon demand to Lender the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of counsel and of any experts or agents, that Lender may incur in connection with
(i) the administration of this Security Agreement relating to such Grantor or any of its property, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral owned or held by or on behalf of such Grantor, (iii) the exercise, enforcement or protection of any of Lender's the rights hereunder relating to such Grantor or any of its property or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

            (b) Without limitation of its indemnification obligations under the other Loan Documents, each of the Grantors shall, jointly with the other Grantors and severally, indemnify Lender and its directors, officers, employees, advisors, agents, successors and assigns (each an "Indemnitees") against, and hold each Indemnitee harmless from, any and all losses, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery by such Grantor of this Security Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by such Grantor of its obligations under the Loan Documents and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

            (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Security Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Security Agreement or any other Loan Document or any investigation made by or on behalf of Lender. All amounts due under this Section shall be payable on written demand therefor and shall bear interest at the Default Rate.

Section 10. Waivers; Amendment
            ------------------

            (a) No failure or delay of Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Lender hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Security Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances.

            (b) Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by, between or among Lender and the other parties hereto with respect to which such waiver, amendment or modification is to apply.

Section 11. Securities Laws; Registration Rights
            ------------------------------------

            (a) In view of the position of the Grantors in relation to the Pledged Equity, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal securities laws") with respect to any disposition of the Pledged Equity permitted hereunder. Each of the Grantors understands that compliance with the Federal securities laws might very strictly limit the course of conduct of Lender if Lender were to attempt to dispose of all or any part of the Pledged Equity, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Equity could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting Lender in any attempt to dispose of all or part of the Pledged Equity under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each of the Grantors recognizes that in light of such restrictions and limitations, Lender may, with respect to any sale of the Pledged Equity, limit the purchasers to those who will agree, among other things, to acquire such Pledged Equity for their own account, for investment, and not with a view to the distribution or resale thereof. Each of the Grantors acknowledges and agrees that in light of such restrictions and limitations, Lender, in its sole and absolute discretion, (i) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Equity, or any part thereof, shall have been filed under the Federal securities laws and
(ii) may approach and negotiate with a single potential purchaser to effect such sale. Each of the Grantors acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, Lender shall incur no responsibility or liability for selling all or any part of the Pledged Equity at a price that Lender, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which Lender sells.

            (b) Each of the Grantors agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason Lender desires to sell any of the Pledged Equity owned or held by or on behalf of such Grantor at a public sale, it will, at any time and from time to time, upon the written request of Lender, use its best efforts to take or to cause the issuer of such Pledged Equity to take such action and prepare, distribute or file such documents, as are required or advisable in the reasonable opinion of counsel for Lender to permit the public sale of such Pledged Equity. Each of the Grantors further agrees, jointly with the other Grantors and severally, to indemnify, defend and hold harmless Lender, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses of legal counsel), and claims (including the costs of investigation) that they may incur, insofar as such loss, liability, expense or claim, as applicable, relates to such Grantor or any of its property, and arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Equity, as applicable, by Lender expressly for use therein. Each of the Grantors further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Equity to qualify, file or register, any of the Pledged Equity owned or held by or on behalf of such Grantor under the Blue Sky or other securities laws of such states as may be requested by Lender and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each of the Grantors will bear all costs and expenses of carrying out its obligations under this Section. Each of the Grantors acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

Section 12. Security Interest Absolute
            --------------------------

            All rights of Lender hereunder, the Security Interest and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing,
(c) any exchange, release or non-perfection of any Lien on any other collateral, or any release or amendment or waiver of, or consent under, or departure from, any guaranty, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or in respect of this Security Agreement or any other Loan Document other than the indefeasible payment of the Obligations in full in cash.

Section 13. Notices
            -------

            All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement. All communications and notices hereunder to Borrower and any other Grantor shall be given to it at Borrower's address.

Section 14. Binding Effect; Several Agreement; Assignments
            ----------------------------------------------

            Whenever in this Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor that are contained in this Security Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. This Security Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to Lender and a counterpart hereof shall have been executed on behalf of Lender, and thereafter shall be binding upon such Grantor and Lender and their respective successors and assigns, and shall inure to the benefit of such Grantor and Lender and their respective successors and assigns, except that none of the Grantors shall have the right to assign its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Security Agreement or the other Loan Documents. This Security Agreement shall be construed as a separate agreement with respect to each of the Grantors and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 15. Survival of Agreement; Severability
            -----------------------------------

            (a) All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Security Agreement or any other Loan Document shall be considered to have been relied upon by Lender and shall survive the execution and delivery of any Loan Documents and the making of any Loan or other extension of credit, regardless of any investigation made by Lender or on their behalf and notwithstanding that Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until this Security Agreement shall terminate.

            (b) In the event any one or more of the provisions contained in this Security Agreement or any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 16. Governing Law
            -------------

            This Security Agreement shall be governed by and construed in accordance with New York laws.

Section 17. Counterparts
            ------------

            This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract (subject to Section 14), and shall become effective as provided in Section 14. Delivery of an executed counterpart of this Security Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Security Agreement.

Section 18. Headings
            --------

            Section headings used herein are for convenience of reference only, are not part of this Security Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Security Agreement.

Section 19. Jurisdiction; Consent to Service of Process
            -------------------------------------------

            (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in the New York counties of Nassau or Suffolk, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Security Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Security Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Security Agreement or the other Loan Documents in the courts of any jurisdiction.

            (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement or the other Loan Documents in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Security Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Security Agreement will affect the right of any party to this Security Agreement to serve process in any other manner permitted by law.

Section 20. WAIVER OF JURY TRIAL
            --------------------

            EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 21. Additional Subsidiaries
            ------------------------

            (a) Each new Domestic Subsidiary of Borrower shall execute a counterpart hereof, whereupon it shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each of the Grantors hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

            (b) To the extent that any Grantor form or acquires any Subsidiary, whether or not a Domestic Subsidiary, such Grantor shall pledge the Equity Interests in such Subsidiary to Lender in accordance with the terms hereof and any such Equity Interests shall become Pledged Equity hereunder.

Section 22. Covenants of Lender
            --------------------

            The security interest granted to Lender hereunder shall terminate when the Grantors shall have indefeasibly paid and discharged all of the Obligations in full in cash. Upon such indefeasible payment and discharge of the Obligations, Lender shall reassign, release, or deliver to the Grantors all Collateral then held by or at the direction of Lender, and shall execute and deliver to the Grantors (at the Grantors' sole expense) such termination statements, satisfactions, releases, reconveyances, or reassignments as the Grantors may reasonably request to evidence such termination.

                 [remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.


                                    Vicon Industries, Inc.



                                    By:
                                         -------------------------
                                    Name:   John M. Badke
                                    Title:  Vice President, Finance


                                    TeleSite USA, Inc.



                                    By:
                                        --------------------------
                                    Name:   John M. Badke
                                    Title:  Vice President, Finance


                                    Vicon Industries International Sales Corp.



                                    By:
                                        --------------------------
                                    Name:   John M. Badke
                                    Title:  Vice President, Finance



Washington Mutual Bank, FA



By:
   ---------------------------
Name:  Sean M. Umhafer
Title: Vice President